ABRAXAS PETROLEUM CORPORATION
www.abraxaspetroleum.com

Exhibit 99.1
NEWS RELEASE

Abraxas Announces Third Quarter 2015 Results

SAN ANTONIO (November 4, 2015) – Abraxas Petroleum Corporation (NASDAQ:AXAS) today reported financial and operating results for the three and nine months ended September 30, 2015.

On October 31, 2014 we closed on the sale of our interest in Canadian Abraxas Petroleum, ULC ("Canadian Abraxas"), a wholly-owned Canadian subsidiary of Abraxas Petroleum Corporation. As a result of the disposal of Canadian Abraxas, the results of operations of Canadian Abraxas are reflected in our Financial Statements and in this document as “Discontinued Operations” and our remaining operations are referred to in our Financial Statements and in this document as “Continuing Operations” or “Continued Operations.” Unless otherwise noted, all disclosures are for continuing operations.

Financial and Operating Results for the Three Months Ended September 30, 2015
The three months ended September 30, 2015 resulted in:

•	Production of 552 MBoe (6,004 Boepd)

•	Revenue of $17.8 million inclusive of realized hedge settlements

•	Adjusted EBITDA(a) of $10.0 million inclusive of Raven Drilling

•	Adjusted discretionary cash flow(a) of $9.2 million inclusive of Raven Drilling

•	Net loss of $52.4 million, or $0.50 per share

•	Adjusted net loss(a), excluding certain non-cash items and inclusive of Raven Drilling of $2.7 million, or $(0.03) per share

(a)	See reconciliation of non-GAAP financial measures below.

Net loss for the three months ended September 30, 2015 was $52.4 million, or $0.50 per share, compared to net income of $25.4 million, or $0.24 per share, for the three months ended September 30, 2014.

Adjusted net loss, excluding certain non-cash items, for the three months ended September 30, 2015 was $2.7 million, or $(0.03) per share, compared to an adjusted net income, excluding certain non-cash items, of $16.1 million or $0.15 per share for the three months ended September 30, 2014. For the three months ended September 30, 2015 and 2014, adjusted net income (loss) excludes the unrealized gain on derivative contracts of $10.5 million and $10.0 million, respectively. Included in adjusted net income (loss) is the net income for the quarters ended September 30, 2015 and September 30, 2014 from our subsidiary, Raven Drilling, LLC of $0.2 million and $0.6 million, respectively. For the three months ended September 30, 2015 adjusted net loss excludes the loss attributable to the ceiling test impairment of $59.9 million.

Pursuant to SEC Regulation S-X, no income is recognized for Raven Drilling, LLC. Contractual drilling services performed in connection with properties in which Abraxas holds an ownership interest cannot be recognized as income, rather it is credited to the full cost pool and recognized through lower amortization as reserves are produced.
Unrealized gains or losses on derivative contracts are based on mark-to-market valuations which are non-cash in nature and may fluctuate drastically from period to period. As commodity prices fluctuate, these derivative contracts are valued against current market prices at the end of each reporting period in accordance with Accounting Standards Codification 815, “Derivatives and Hedging,” as amended and interpreted, and require Abraxas to either record an unrealized gain or loss based on the calculated value difference from the previous period-end valuation. For example, NYMEX oil prices on September 30, 2014 were $91.16 per barrel compared to $45.09 on September 30, 2015; therefore, the mark-to-market valuation changed considerably period to period.

Comments
Bob Watson, Abraxas' President and CEO commented, “Our focus on driving down cash expenses benefited our financials as lease operating expenses (LOE) came in below the low end of the range at $9.48/Boe.   We continue to look for ways to optimize the portfolio and drive costs out of the business, which with success will allow us to maintain solid operating margins despite the distressed commodity price environment.”

“Despite significant shut in time associated with the postponed Bakken fracs and gas capture issues, our production steadied late in the third quarter. Looking into the fourth quarter, we will benefit from the addition of high margin barrels following the successful completion of three additional wells in the Bakken/Three Forks. Furthermore, the planned third party infrastructure expansion in the Bakken scheduled for the fourth quarter, should eliminate the volatile production performance we experienced in 2015.  We look forward to updating the street with updated 2015 guidance when we achieve stabilized rates from our new completions.”

Conference Call
Abraxas Petroleum Corporation (NASDAQ:AXAS) will host its third quarter 2015 earnings conference call at 11 AM ET on November 4, 2015. To participate in the conference call, please dial 888.680.0892 and enter the passcode 94482371. Additionally, a live listen only webcast of the conference call can be accessed under the investor relations section of the Abraxas website at www.abraxaspetroleum.com. A replay of the conference call will be available until December 2, 2015 by dialing 888.286.8010 and entering the passcode 31071155 or can be accessed under the investor relations section of the Abraxas website.

Abraxas Petroleum Corporation is a San Antonio based crude oil and natural gas exploration and production company with operations across the Rocky Mountain, Permian Basin and onshore Gulf Coast regions of the United States.

Safe Harbor for forward-looking statements: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause Abraxas’ actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by Abraxas for crude oil and natural gas. In addition, Abraxas’ future crude oil and natural gas production is highly dependent upon Abraxas’ level of success in acquiring or finding additional reserves. Further, Abraxas operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond Abraxas’ control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in Abraxas’ filings with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Geoffrey King/Vice President – Chief Financial Officer
Telephone 210.490.4788
gking@abraxaspetroleum.com

www.abraxaspetroleum.com

ABRAXAS PETROLEUM CORPORATION
CONSOLIDATED

FINANCIAL HIGHLIGHTS

(In thousands except per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Financial Results:
Revenues	$16,077	$43,874	$53,682	$102,584
Adjusted EBITDA(a)	10,043	31,804	35,189	70,861
Adjusted discretionary cash flow(a)	9,161	31,342	32,711	69,171
Capital expenditures	12,931	44,733	52,614	137,462
Net income (loss)	(52,372)	25,399	(59,691)	33,137
Net income (loss) per share – basic	$(0.50)	$0.24	$(0.57)	$0.34
Net income (loss) per share – diluted	$(0.50)	$0.24	$(0.57)	$0.33
Adjusted net income (loss), excluding certain non-cash items(a)	(2,726)	16,124	(4,031)	33,749
Adjusted net income (loss), excluding certain non-cash items(a) , per share – basic	$(0.03)	$0.15	$(0.04)	$0.35
Adjusted net income (loss), excluding certain non-cash items(a), per share – diluted	$(0.03)	$0.15	$(0.04)	$0.34
Weighted average shares outstanding – basic	104,614	104,408	104,561	96,742
Weighted average shares outstanding – diluted	104,614	107,671	104,561	99,531

Production from Continuing Operations:
Crude oil per day (Bblpd)	3,967	4,743	4,030	3,570
Natural gas per day (Mcfpd)	8,154	9,086	8,229	7,645
Natural gas liquids per day (Bblpd)	678	752	618	517
Crude oil equivalent per day (Boepd)	6,004	7,010	6,020	5,361
Crude oil equivalent (MBoe)	552	645	1,643	1,463

Realized Prices, net of realized hedging activity:
Crude oil ($ per Bbl)	$43.81	$86.81	$49.15	$88.24
Natural gas ($ per Mcf)	2.02	3.86	2.39	4.21
Natural gas liquids ($ per Bbl)	5.07	32.11	9.32	36.25
Crude oil equivalent ($ per Boe)	32.26	67.19	37.12	68.26

Expenses:
Lease operating ($ per Boe)	$9.48	$11.06	$10.83	$12.55
Production taxes (% of oil and gas revenue)	9.8%	8.5%	9.8%	8.6%
General and administrative, excluding stock-based compensation ($ per Boe)	3.29	2.79	3.71	4.01
Cash interest ($ per Boe)	1.53	0.63	1.43	1.03
Depreciation, depletion and amortization ($ per Boe)	18.40	21.45	18.89	20.80

(a)    See reconciliation of non-GAAP financial measures below.

BALANCE SHEET DATA

(In thousands)	September 30, 2015	December 31, 2014

Cash	$—	$3,772
Working capital (a)	(21,463)	(52,832)
Property and equipment – net	284,420	322,879
Total assets	322,423	374,899

Long-term debt	124,991	76,554
Stockholders’ equity	151,058	207,495
Common shares outstanding	106,346	106,187

(a)	Excludes current maturities of long-term debt and current derivative assets and liabilities in accordance with our loan covenants.

ABRAXAS PETROLEUM CORPORATION

CONSOLIDATED
STATEMENTS OF OPERATIONS

(In thousands except per share data)	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Revenues:
Oil and gas production	$16,075	$43,865	$53,658	$102,521
Other	2	9	24	63
	16,077	43,874	53,682	102,584
Operating costs and expenses:
Lease operating	5,236	7,131	17,806	18,361
Production and ad valorem taxes	1,569	3,744	5,255	8,786
Depreciation, depletion, and amortization	10,165	13,836	31,044	30,441
Impairment	59,891	—	59,891	—
General and administrative (including stock-based compensation of $835, $582, $3,085, and $2,050, respectively)	2,654	2,379	9,190	7,915
	79,515	27,090	123,186	65,503
Operating (loss) income	(63,438)	16,784	(69,504)	37,081

Other (income) expense:
Interest income	—	—	(1)	(1)
Interest expense	992	548	2,784	1,927
Amortization of deferred financing fees	161	150	481	779
(Gain) loss on derivative contracts - realized	(1,745)	534	(6,899)	2,624
(Gain) on derivative contracts - unrealized	(10,474)	(9,979)	(6,198)	(1,899)
Other	—	(8)	—	(8)
	(11,066)	(8,755)	(9,833)	3,422
(Loss) income from continuing operations before income tax	(52,372)	25,539	(59,671)	33,659
Income tax (expense) benefit	—	—	—	—
Net (loss) income from continuing operations	(52,372)	25,539	(59,671)	33,659
Net loss from discontinued operations - net of tax	—	(140)	(20)	(522)
Net (loss) income	$(52,372)	$25,399	$(59,691)	$33,137

Net (loss) income per common share - basic
Continuing operations	$(0.50)	$0.24	$(0.57)	$0.35
Discontinued operations	$—	$—	$—	$(0.01)
Net (loss) income per common share - basic	$(0.50)	$0.24	$(0.57)	$0.34

Net (loss) income per common share - diluted
Continuing operations	$(0.50)	$0.24	$(0.57)	$0.34
Discontinued operations	$—	$—	$—	$(0.01)
Net (loss) income per common share - diluted	$(0.50)	$0.24	$(0.57)	$0.33

Weighted average shares outstanding:
Basic	104,614	104,408	104,561	96,742
Diluted	104,614	107,671	104,561	99,531

ABRAXAS PETROLEUM CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
To fully assess Abraxas’ operating results, management believes that, although not prescribed under generally accepted accounting principles ("GAAP"), discretionary cash flow and EBITDA are appropriate measures of Abraxas' ability to satisfy capital expenditure obligations and working capital requirements. Discretionary cash flow and EBITDA are non-GAAP financial measures as defined under SEC rules. Abraxas' discretionary cash flow and EBITDA should not be considered in isolation or as a substitute for other financial measurements prepared in accordance with GAAP or as a measure of the Company's profitability or liquidity. As discretionary cash flow and EBITDA exclude some, but not all items that affect net income and may vary among companies, the discretionary cash flow and EBITDA presented below may not be comparable to similarly titled measures of other companies. Management believes that operating income (loss) calculated in accordance with GAAP is the most directly comparable measure to discretionary cash flow; therefore, operating income (loss) is utilized as the starting point for the discretionary cash flow reconciliation.
Discretionary cash flow is defined as operating income (loss) plus depreciation, depletion and amortization expenses, non-cash expenses and impairments, cash portion of other income (expense) less cash interest. Adjusted discretionary cash flow is defined as discretionary cash flow, plus cash flow from Raven Drilling’s operations. Accounting rules do not permit the inclusion of the net income and other components of Raven Drilling’s operations to be included in our consolidated results of operations and cash flow, instead, the results of Raven Drilling’s operations are credited to the full cost pool. Accordingly, for purposes of adjusted discretionary cash flow, Raven Drilling’s cash flow is added back. The following table provides a reconciliation of discretionary cash flow and adjusted discretionary cash flow to operating income (loss) for the periods presented.

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Operating income (loss)	$(63,438)	$16,784	$(69,504)	$37,081
Depreciation, depletion and amortization	10,165	13,836	31,044	30,441
Impairment	59,891	—	59,891	—
Stock-based compensation	835	582	3,085	2,050
Realized gain (loss) on derivative contracts (a)	1,745	(534)	7,346	(2,624)
Cash interest	(847)	(406)	(2,357)	(1,506)
Discretionary cash flow	$8,351	$30,262	$29,505	$65,442
Cash flow from Raven Drilling operations	810	1,080	3,206	3,729
Adjusted discretionary cash flow	$9,161	$31,342	$32,711	$69,171

(a) Realized gain (loss) on derivative contracts does not include a loss of $0.4 million for the nine months ended 2015 related to the monetization of the July-December 2015 fixed price oil swaps. The monetization resulted in cash proceeds of
$4.6 million.

EBITDA is defined as net income (loss) plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. Adjusted EBITDA includes all of the components of EBITDA plus Raven Drilling’s EBITDA. Accounting rules do not permit the inclusion of the net income and other components of Raven Drilling’s operations to be included in our consolidated results of operations, instead, the results of Raven Drilling’s operations are credited to the full cost pool. Accordingly, for purposes of Adjusted EBITDA, Raven Drilling’s EBITDA is added back. The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net income (loss) for the periods presented.

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Net income (loss)	$(52,372)	$25,399	$(59,691)	$33,137
Net interest expense	992	548	2,783	1,926
Depreciation, depletion and amortization	10,165	13,836	31,044	30,441
Amortization of deferred financing fees	161	150	481	779
Stock-based compensation	835	582	3,085	2,050
Impairment	59,891	—	59,891	—
Unrealized (gain) on derivative contracts	(10,474)	(9,979)	(6,198)	(1,899)
Realized loss on derivative monetization	—	—	447	—
Loss from discontinued operations	—	140	20	522
Other non cash items	—	(8)	—	(8)
EBITDA	$9,198	$30,668	$31,862	$66,948
Raven Drilling EBITDA	845	1,136	3,327	3,913
Adjusted EBITDA	$10,043	$31,804	$35,189	$70,861

EBITDA	$9,198	$30,668	$31,862	$66,948
Monetized derivative contracts	—	—	4,610	—
Adjusted EBITDA per bank covenants	$9,198	$30,668	$36,472	$66,948

This release also includes a discussion of “adjusted net income (loss), excluding certain non-cash items,” which is a non-GAAP financial measure as defined under SEC rules. The following table provides a reconciliation of adjusted net income (loss), excluding ceiling test impairment and unrealized changes in derivative contracts and net income related to Raven Drilling, LLC capitalized to the full cost pool, to net income (loss) for the periods presented. Management believes that net income (loss) calculated in accordance with GAAP is the most directly comparable measure to adjusted net income (loss), excluding certain non-cash items.

(In thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014

Net income (loss)	$(52,372)	$25,399	$(59,691)	$33,137
Impairment	59,891	—	59,891	—
Net income related to Raven Drilling	229	564	1,500	1,989
Unrealized (gain) on derivative contracts	(10,474)	(9,979)	(6,198)	(1,899)
Realized loss on derivative monetization	—	—	447	—
Loss from discontinued operations	—	140	20	522
Adjusted net income (loss), excluding certain non-cash items	$(2,726)	$16,124	$(4,031)	$33,749
Adjusted net income (loss), excluding certain non-cash items, per share – basic	$(0.03)	$0.15	$(0.04)	$0.35
Adjusted net income (loss), excluding certain non-cash items, per share – diluted	$(0.03)	$0.15	$(0.04)	$0.34
Net income (loss) per share – basic	$(0.50)	$0.24	$(0.57)	$0.34
Net income (loss) per share – diluted	$(0.50)	$0.24	$(0.57)	$0.33